Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 1999 included in Exchange Applications, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP






         Boston, Massachusetts
         September 17, 1999